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                                                                    EXHIBIT 23.3

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Experts" and to the use of our report dated March 22, 1996, with respect to the financial statements of AmeriServ Food Company included in Amendment No. 2 to the Registration Statement (Form S-4 No. 33-38337) and related Prospectus of AmeriServe Food Distribution, Inc. for the registration of $350,000,000 of 8 7/8% Senior Notes.


Dallas, Texas                                                  ERNST & YOUNG LLP

November 10, 1997